Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On January 2, 2014, MusclePharm Corporation (the “MSLP”) and its newly formed Nevada subsidiary, BioZone Laboratories Inc. (the “Company”) closed its previously disclosed Asset Purchase Agreement (the “APA”) with BioZone Pharmaceuticals, Inc. (“BioZone”) and its subsidiaries, BioZone Laboratories, Inc. and Baker Cummins Corporation (collectively, the “Seller”). At closing, the Company acquired substantially all of the operating assets of the Seller, including all assets associated with QuSomes, HyperSorb and EquaSomes drug delivery technologies and the name “Biozone”, “Biozone Laboratories” and similar names and domain names (and excluding certain assets including cash on hand) in exchange for 1.2 million shares of MSLP’s common stock, par value $0.001 per share. Of these shares, 600,000 were placed into escrow for a period of 9 months to cover indemnification obligations; and these shares are also subject to repurchase from the escrow for $10.00 per share in cash during the 9 month escrow period. The remaining 600,000 non-escrowed shares were issued to BioZone upon closing and are subject to a lockup agreement, which permit private sales (subject to the lockup and certain leak out provisions). The total consideration paid by MSLP was $9,840,000 in common stock as of January 2, 2014.

MSLP did not acquire any stock as part of the acquisition. We are presenting the historical financial statements of BioZone for the nine months ended September 30, 2013 and the years ended December 31, 2012 and 2011 as part of this pro-forma disclosure. At the time of the acquisition, January 2, 2014, MSLP acquired all of the income producing and operating assets of the seller. MSLP did not assume certain non-operating assets and liabilities of the Seller including all cash on hand as of the date of the transaction and liabilities associated with the 580 Garcia Properties variable interest entity.

The unaudited pro forma condensed combined balance sheet as of September 30, 2013 reflects the acquisition and related events as if they had been consummated on that date. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2013 and for the year ended December 31, 2012, reflect the acquisition and related events as if they had been consummated on January 1, 2012.

The unaudited pro forma condensed combined financial statements as of September 30, 2013 and for the year ended December 31, 2012, have been prepared based on certain pro forma adjustments to our historical financial statements as set forth in our Quarterly Reports on Form 10-Q for the nine months ended September 30, 2013 and our Annual Reports on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission, and are qualified in their entirety by reference to such historical financial statements and related notes contained in those reports.  The historical financial statements for BioZone were derived from the unaudited financial statements for BioZone as of and for the nine months ended September 30, 2013 and the audited financial statements for BioZone as of and for the year ended December 31, 2012.  The unaudited pro forma condensed combined financial statements should be read in conjunction with the accompanying notes and with the historical financial statements and related notes thereto.

In the unaudited pro forma condensed combined financial statements, the acquisition is accounted for using the acquisition method of accounting in accordance with the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) No. 805 Business Combinations. MusclePharm has contracted a third party valuation firm to determine the fair value at the date of purchase of all identifiable tangible and intangible assets purchased in the acquisition. Accordingly, the total purchase price, calculated as described in Note 1 to the unaudited pro forma condensed combined financial statements, is allocated to the net tangible and identifiable intangible assets of the Seller, based upon these fair value amounts.

The unaudited pro forma condensed combined financial statements do not include the effects of costs associated with any restructuring or integration activities resulting from the transaction, as they are non-recurring in nature and not factually supportable at the time that the unaudited pro forma condensed combined financial statements were prepared. In addition, the unaudited pro forma condensed combined financial statements do not include the realization of any cost savings from operating efficiencies or synergies resulting from the transaction, nor do they include any potential incremental revenues and earnings that may be achieved with the combined capabilities of the companies.

These unaudited pro forma condensed combined financial statements are presented for illustrative purposes only, and the pro forma adjustments are based on estimated fair value of the net assets acquired.  Such information is not necessarily indicative of the operating results or financial position that would have occurred had the acquisition been completed at the dates indicated or what results would be for any future periods.

Musclepharm Corporation and Subsidiary

Unaudited Pro Forma Condensed Combined Balance Sheet

September 30, 2013

			Combined
		BioZone	Before Pro			MusclePharm
	MusclePharm	Pharmaceuticals	Forma	Pro Forma		Corp.
	Corp.	Inc.	Adjustments	Adjustments		Pro Forma
Assets
Current Assets:
Cash and cash equivalents	$5,683,656	$529,895	$6,213,551	$(529,895	)(a)	$5,683,656
Accounts receivable and financing receivables - net	10,911,439	361,995	11,273,434	444,217	(c)	11,717,651
Investments	2,617,925	-	2,617,925	-		2,617,925
Inventory	9,633,164	1,726,450	11,359,614	(921,219	)(a)	10,448,923
				10,528	(c)
Prepaids and other current assets	5,561,531	207,661	5,769,192	(182,416	)(a)	6,211,074
				624,298	(c)
Total current assets	34,407,715	2,826,001	37,233,716	(554,487)		36,679,229
Property and equipment – net	1,668,944	3,133,216	4,802,160	(1,332,311	)(a)	3,528,010
				58,161	(c)
Intangible assets	-	148,477	148,477	6,377,578	(d)	6,526,055
Goodwill		1,026,984	1,026,984	(448,474	)(d)	578,510
Prepaids and other long term assets	5,470,804	462,012	5,932,816	(462,012	)(a)	5,470,804
Total assets	$41,547,463	$7,596,690	$49,144,153	$3,638,455		$52,782,608
Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable and accrued liabilities	$16,899,730	$4,837,179	$21,736,909	$(3,473,724	)(a)	$18,294,875
				133,712	(c)
				(102,022	)(e)
Debt – net	70,456	2,421,003	2,491,459	(2,421,003	)(a)	70,456
Derivative liabilities	1,895,085	8,029,003	9,924,088	(8,029,003	)(a)	1,895,085
Total Current Liabilities	18,865,271	15,287,185	34,152,456	(13,892,040)		20,260,416
Long Term Liabilities:
Debt and other	7,554	2,764,081	2,771,635	(2,764,081	)(a)	7,554
Total Liabilities	18,872,825	18,051,266	36,924,091	(16,656,121)		20,267,970
Commitments and contingencies:
Stockholders’ Equity:
Preferred stock, par value, Series D	144	-	144	-		144
Common stock, par value	8,916	70,111	79,027	1,200	(b)	10,116
				(70,111	)(f)
Treasury stock, at cost	(564,515)	-	(564,515)	-		(564,515)
Additional paid-in capital	101,025,625	11,133,642	112,159,267	(11,133,642	)(f)	110,864,425
				9,838,800	(b)
Accumulated deficit	(77,839,103)	(21,658,329)	(99,497,432)	21,658,329	(f)	(77,839,103)
Accumulated other comprehensive loss	43,571	-	43,571	-		43,571
Total Stockholders’ Equity	22,674,638	(10,454,576)	12,220,062	20,294,576		32,514,638
Total Liabilities and Stockholders’ Equity	$41,547,463	$7,596,690	$49,144,153	$3,638,455		$52,782,608

Musclepharm Corporation and Subsidiary

Unaudited Pro Forma Condensed Combined Statement of Operations

Nine Months Ended September 30, 2013

			Combined
		BioZone	Before Pro			MusclePharm
	MusclePharm	Pharmaceuticals	Forma	Pro Forma		Corp.
	Corp.	Inc.	Adjustments	Adjustments		Pro Forma
Sales - net	$73,385,193	$5,764,116	$79,149,309	$-		$79,149,309
Cost of sales	49,900,891	3,742,495	53,643,386	(31,326	)(g)	53,612,060
Gross profit	23,484,302	2,021,621	25,505,923	31,326		25,537,249
General and administrative expenses	31,819,494	3,884,886	35,704,380	(1,148,183	)(g)	34,948,661
				3,692	(h)
				388,772	(i)
Selling expenses	-	386,986	386,986	-		386,986
Research and development expenses	-	81,066	81,066	(81,066	)(g)	-
Loss from operations	(8,335,192)	(2,331,317)	(10,666,509)	868,111		(9,798,398)
Other expense
Derivative expense	(96,913)	-	(96,913)	-		(96,913)
Change in fair value of derivative liabilities	(5,466,542)	(4,148,748)	(9,615,290)	4,148,748	(g)	(5,466,542)
Gain on settlement of accounts payable and debt	392,144	-	392,144	-		392,144
Interest expense	(782,747)	(1,948,686)	(2,731,433)	1,926,027	(g)	(782,747)
				22,659	(j)
Other income	559,623	898,501	1,458,124	-		1,458,124
Total other expense	(5,394,435)	(5,198,933)	(10,593,368)	6,097,434		(4,495,934)

Net loss	$(13,729,627)	$(7,530,250)	$(21,259,877)	$6,965,545		$(14,294,332)
Net loss per share – basic and diluted	(2.07)					(1.83)
Weighted average number of common shares outstanding during the period – basic and diluted	6,626,125		6,626,125	1,200,000	(k)	7,826,125

Other comprehensive Income	51,488	-	51,488	-		51,488
Total comprehensive loss	$(13,678,139)	$(7,530,250)	$(21,208,389)	$6,965,545		$(14,242,844)

Musclepharm Corporation and Subsidiary

Unaudited Pro Forma Condensed Combined Statement of Operations

Year ended December 31, 2012

			Combined
		BioZone	Before Pro			MusclePharm
	MusclePharm	Pharmaceuticals	Forma	Pro Forma		Corp.
	Corp.	Inc.	Adjustments	Adjustments		Pro Forma
Sales - net	$67,055,215	$17,190,720	$84,245,935	$(548,857	)(g)	$83,697,078
Cost of sales	52,726,934	9,969,068	62,696,002	(1,741	)(g)	62,473,027
				(221,234	)(h)
Gross profit	14,328,281	7,221,652	21,549,933	(325,882)		21,224,051
General and administrative expenses	23,064,092	6,340,344	29,404,436	(291,110	)(g)	29,956,958
				325,269	(h)
				518,363	(i)
Selling expenses	-	774,778	774,778	-		774,778
Research and development expenses	-	743,091	743,091	(572,196	)(g)	170,895
Recall charges	-	2,000,000	2,000,000	-		2,000,000
Loss from operations	(8,735,811)	(2,636,561)	(11,372,372)	(306,208)		(11,678,580)
Other expense
Derivative expense	(4,409,214)	-	(4,409,214)	-		(4,409,214)
Change in fair value of derivative liabilities	5,899,968	153,540	6,053,508	(153,540	)(g)	5,899,968
Loss on settlement of accounts payable, debt and conversion of Series C preferred stock	(4,447,732)	-	(4,447,732)	-		(4,447,732)
Interest expense	(7,335,070)	(5,481,581)	(12,816,651)	5,420,138	(g)	(7,335,070)
				61,443	(j)
Other income	75,064	-	75,064	-		75,064
Total other expense	(10,216,984)	(5,328,041)	(15,545,025)	5,328,041		(10,216,984)

Net loss	$(18,952,795)	$(7,964,602)	$(26,917,397)	$5,021,833		$(21,895,564)
Net loss per share – basic and diluted	(13.00)					(8.24)
Weighted average number of common shares outstanding during the period – basic and diluted	1,458,757		1,458,757	1,200,000	(k)	2,658,757

Other comprehensive loss	(7,917)	-	(7,917)	-		(7,917)
Total comprehensive loss	$(18,960,712)	$(7,964,602)	$(26,925,314)	$5,021,833		$(21,903,481)

NOTE 1 - BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed combined financial statements have been prepared assuming that the acquisition is accounted for using the acquisition method of accounting. Accordingly, the assets acquired and liabilities assumed of the Seller are adjusted to their fair values as of the date of the completion of the acquisition.  The determination of fair value of assets acquired and liabilities assumed is as follows:

Fair Value

Goodwill	$578,510
Intangibles	6,526,055
Property & equipment	1,859,066
Receivables	806,212
Inventory	815,759
Other assets	649,543
Total assets acquired	11,235,145

Current liabilities	(1,395,145)
Total stock consideration	$9,840,000

A fair market value of $4,130,579 has been assigned to tangible assets acquired, and $6,526,055 has been assigned to identifiable intangible assets acquired.  The depreciation and amortization related to the fair value adjustments to the tangible assets and the amortization related to the identifiable intangible assets are reflected as pro forma adjustments to the unaudited pro forma condensed combined statements of operations.

Identifiable intangible assets.  A value of $6,526,055 has been assigned to identifiable intangible assets and these intangible assets have been assigned an estimated useful life as follows:

		Estimated Useful life
Patents	$5,869,874	2-18 years
Trademarks	656,160	Indeterminate
Domain name	21	Indeterminate

Total identifiable intangible assets	$6,526,055

The adjustment is preliminary and is based on management’s best estimate at the time of this filing.  The amount that will ultimately be assigned to identifiable intangible assets may differ materially from this preliminary estimate.  The estimated useful lives assigned to the identifiable intangible assets are preliminary estimates and may differ from the final estimated useful lives assigned.

Goodwill.  Goodwill represents the excess of the fair value of the consideration transferred over the fair value of the underlying identifiable assets and liabilities.  In accordance with the ASC No. 805 Business Combinations, goodwill will not be amortized, but instead will be tested for impairment at least annually and whenever events or circumstances have occurred that may indicate a possible impairment.  In the event that management determines that the value of goodwill has become impaired, the Company will incur an accounting charge for the amount of impairment during the period in which the determination has been made.

NOTE 2 - PRO FORMA PRESENTATION ADJUSTMENTS AND ASSUMPTIONS

The adjustments included in the column under the heading “Pro Forma Adjustments” in the unaudited pro forma condensed combined financial statements are as follows:

Pro Forma Adjustments to the Condensed Combined Balance Sheet

(a)	To eliminate Seller balances retained or settled by the Seller prior to the closing date including: Cash and cash equivalents, accounts receivable, inventory, certain prepaids and other current and long term assets, property & equipment, certain accounts payable and accrued liabilities, debt, and derivative liabilities.

(b)	To record the issuance of 1,200,000 shares of common stock in MusclePharm for the purchase of assets and assumption of liabilities.

(c)	To record the accounts receivable, inventory, prepaids and other current assets, property and equipment, and accounts payable and accrued liabilities of the Seller at fair value.

(d)	To eliminate the historical goodwill and intangible assets of the Seller and record the estimated market value of purchased goodwill and intangibles.

(e)	To eliminate deferred income taxes included in accounts payable and accrued liabilities related to the acquisition of the Seller.

(f)	To eliminate historical equity balances of the Seller.

Pro Forma Adjustments to the Condensed Combined Statements of Operations

(g)	To eliminate amounts related to other consolidated entities of the Seller.

(h)	To eliminate historical Seller depreciation expense and record depreciation expense resulting from the acquisition. Seller recorded depreciation as a component of Cost of sales in 2012, which has been removed and included as a component of General and administrative expenses, which is the financial reporting presentation used by MSLP.

(i)	To record amortization of purchased intangible assets resulting from the acquisition of the Seller over the estimated useful life. See Note 1.

(j)	To eliminate expenses related to non-assumed liabilities.

(k)	To reflect the common stock shares issued as consideration to BioZone for the acquisition.

Note 3 – Assets and Liabilities Not Assumed

At the time of the acquisition, January 2, 2014, MSLP acquired all of the operating and income producing assets of the seller, however, MSLP did not purchase certain assets and did not assume certain liabilities, which are more fully described below:

Asset/Liability	Amount	Description
Cash	$529,895	Retained by the seller.

Inventory	921,219	MSLP did not assume obsolete and expired inventory from the seller. The obsolete inventory still remains at the 701 Willow Pass facility (manufacturing and distribution center acquired from BioZone Pharmaceuticals, Inc.) and is in the process of being disposed at the cost of the Seller.

Prepaids and other current assets	182,416	MSLP did not assume certain prepaids and other current assets including prepaid insurance, notes receivable, and certain prepaid property taxes.

Property and equipment – net	1,332,311	MSLP did not purchase certain assets related to the 580 Garcia Properties variable interest entity consolidated by BioZone Pharmaceuticals, Inc. and certain assets held by the BioZone Pharmaceuticals, Inc. holding company.

Prepaids and other long term assets	462,012	MSLP did not purchase shareholder notes receivable or assets of discontinued operations of BioZone Pharmaceuticals, Inc.

Accounts payable and accrued liabilities	3,575,746	MSLP did not assume certain trade payables, accrued expenses, accrued interest on convertible notes, deferred tax liabilities, or liabilities related to discontinued operations of BioZone Pharmaceuticals, Inc.

Debt – net	2,421,003	MSLP did not assume convertible debt issued by BioZone Pharmaceuticals, Inc.

Derivative liabilities	8,029,003	MSLP did not assume derivative liabilities owed by BioZone Pharmaceuticals, Inc. associated with their convertible debt.

Long term debt – net	2,764,081	MSLP did not assume various long-term debt owed by BioZone Pharmaceuticals, Inc. including notes payable on 580 Garcia Properties variable interest entity.